                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 28, 1999


                          LIFE Financial Corporation
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     000-22193                 330743195
----------------------------     ---------------------       ----------------
(State or other Jurisdiction     (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                      Identification No.)


            10540 N. Magnolia Ave., Suite B,                     92505-1814
            --------------------------------                     ----------
                 Riverside, California                           (Zip Code)
                 ---------------------
        (Address of principal executive offices)




      Registrant's telephone number, including area code: (909) 637-4000
                                                          --------------




                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
----------------------

     On July 28, 1999, the Registrant announced that pursuant to a board meeting on July 27, 1999, Daniel L. Perl is no longer its President and Chief Executive Officer nor President/Chief Executive Officer and Chairman of the Registrant's wholly-owned subsidiary, Life Bank. A press release regarding the announcement is attached as Exhibit 99.1.

     On August 2, 1999, the Registrant announced that Robert K. Riley has been named as President and Chief Executive Officer of the Registrant and its wholly owned subsidiary, Life Bank. A press release regarding the announcement is attached as Exhibit 99.2.

Item 7.  Final Statements, Pro Forma Final Information and Exhibits.
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     (c) Exhibits

           Exhibit 99.1  Press Release dated July 28, 1999.

           Exhibit 99.2  Press Release dated August 2, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 10, 1999                  LIFE Financial Corporation

                                  By:  /s/ Robert K. Riley
                                       ---------------------------------
                                        Robert K. Riley,
                                        President and Chief Executive Officer